UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 1, 2005
                                                 __________________________

                      Anchor BanCorp Wisconsin Inc.
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)


        Wisconsin                     000-20006             39-1726871
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)



25 West Main Street, Madison, Wisconsin                         53703
____________________________________________________________________________
 (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code   (608) 252-8700
                                                   _________________________


                              Not Applicable
____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 3.01  Notice of Delisting or Failure to Satisfy a Continued
           Listing Rule or Standard; Transfer of Listing.

     On July 1, 2005, Anchor BanCorp Wisconsin Inc. (the "Company") received a notice from the Listing Qualifications Department of The Nasdaq Stock Market ("Nasdaq") stating that because Nasdaq had not received the Company's Annual Report Form 10-K for the year ended March 31, 2005 (the "Form 10-K"), the Company's common stock listed on Nasdaq will be subject to delisting at the opening of business on July 12, 2005 unless the Company requests a hearing in accordance with Nasdaq's Marketplace Rule 4800 Series. The Company intends to request a hearing with a Nasdaq Listing Qualifications Panel (the "Pane") pursuant to the procedures set forth in Nasdaq's Marketplace Rule 4800 Series to appeal the delisting. There can be no assurance that the Panel will grant the Company's request for continued listing. The Company's common stock will remain listed pending the appeal. As a result of the Company's filing delinquency, a fifth character "E" will be appended to the Nasdaq trading symbol for the common stock. Accordingly, the trading symbol of the Company's common stock was changed from "ABCW" to "ABCWE" at the opening of business on July 6, 2005.

     The Company previously reported that it was notified by Ernst & Young LLP, the Company's independent registered public accounting firm, that disclosure should be made and action taken by the Company to prevent future reliance on previously-issued audit reports and completed interim reviews of Ernst & Young LLP related to the Company's consolidated financial statements for fiscal 2005, 2004 and 2003 (including interim periods therein) and prior financial statements included in annual and quarterly reports on Forms 10-K and 10-Q filed by the Company with the SEC because of material adjustments which were required as a result of the Company's incorrect accounting for loans originated by the Company through the Mortgage Partnership Finance ("MPF") 100 program of the Federal Home Loan Bank of Chicago. Ernst & Young LLP stated its conclusion that the Company has a material weakness in its system of internal controls over financial reporting related to the accounting for the Company's participation in the MPF 100 program.

     The corrections which are necessary to restate the Company's financial statements generally relate to the timing of the recognition of income from its participation in the MPF program and do not reflect a change in the underlying economics of the Company's participation in the MPF program, the Company's business or its future prospects.

      The Company previously filed a Form 12b-25 with the SEC to report a delay in the filing of the Form 10-K. Because of the additional work necessary to restate the Company's financial statements, the Company was not able to file its Form 10-K by the due date of June 29, 2005. The Company expects that it will file its Form 10-K in July 2005.

     The Company's press release dated July 6, 2005 concerning this matter is attached as Exhibit 99.1 hereto.



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Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following exhibit is included with this Report:


     Exhibit No.    Description
     ___________    ___________

     99.1           Press Release of Anchor BanCorp Wisconsin Inc.
                    dated July 6, 2005



























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            ANCHOR BANCORP WISCONSIN INC.


                            By: /s/ Michael W. Helser
                                ___________________________________
                                Name:  Michael W. Helser
                                Title: Executive Vice President and
                                          Chief Financial Officer

Date:  July 6, 2005





























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